Exhibit 99.2

Chase Bank USA, N.A.

Monthly Certificateholder’s Statement

Chase Credit Card Master Trust

Series 2002-3

Section 5.2 - Supplement				Distribution Date:	12/17/2007
				Period Type:	Revolving

(i)		Monthly Principal Distributed	0.00		0.00

(ii)		Monthly Interest Distributed
		Class A Note Interest Requirement	5,400,505.60
		Class B Note Interest Requirement	476,175.47
		Net Class C Note Interest Requirement	621,370.87		6,498,051.94

(iii)		Collections of Principal Receivables			247,759,027.41

(iv)		Collections of Finance Charge Receivables			27,270,663.74

(v)		Aggregate Amount of Principal Receivables			20,389,175,984.22
		Investor Interest			1,500,000,000.00
		Adjusted Interest			1,500,000,000.00
		Floating Investor Percentage			7.36%
		Fixed Investor Percentage			7.36%

(vi)		Receivables Delinquent (As % of Total Receivables)
		Current to 29 days			96.64%
		30 to 59 days			1.06%
		60 to 89 days			0.74%
		90 or more days			1.56%

		Total Receivables			100.00%

(vii)		Investor Default Amount			5,936,827.89

(viii)		Investor Charge-Offs			0.00

(ix)		Reimbursed Investor Charge-Offs			0.00

(x)		Net Investor Servicing Fee			625,000.00

(xi)		Portfolio Yield (Net of Defaulted Receivables)			17.37%

(xii)		Reallocated Principal Collections			0.00

(xiii)		Accumulation Shortfall			0.00

(xiv)		Principal Funding Investment Proceeds			0.00

(xv)		Principal Funding Investment Shortfall			0.00

(xvi)		Available Investor Finance Charge Collections			26,020,663.74

(xvii)	Note Rate	Class A	4.82188%
		Class B	5.10188%
		Class C	5.68188%
(xviii)	Spread Account				15,000,000.00

By:	/s/ PATRICIA M. GARVEY
Name:	Patricia M. Garvey
Title:	Vice President

Note: Yield and Excess Spread reflect a change in payment allocation in November 2007 between certain fees and account balances. This change has resulted in a one-time increase in cash yield which will be realized in the months of November and December.

Chase Bank USA, N.A.

Monthly Certificateholder’s Statement

Chase Credit Card Master Trust

Series 2003-2

Section 5.2 - Supplement				Distribution Date:	12/17/2007
				Period Type:	Revolving

(i)		Monthly Principal Distributed	0.00		0.00

(ii)		Monthly Interest Distributed
		Class A Note Interest Requirement	4,764,419.67
		Class B Note Interest Requirement	417,045.64
		Net Class C Note Interest Requirement	584,035.35		5,765,500.66

(iii)		Collections of Principal Receivables			221,331,397.82

(iv)		Collections of Finance Charge Receivables			24,361,792.94

(v)		Aggregate Amount of Principal Receivables			20,389,175,984.22
		Investor Interest			1,340,000,000.00
		Adjusted Interest			1,340,000,000.00
		Floating Investor Percentage			6.57%
		Fixed Investor Percentage			6.57%

(vi)		Receivables Delinquent (As % of Total Receivables)
		Current to 29 days			96.64%
		30 to 59 days			1.06%
		60 to 89 days			0.74%
		90 or more days			1.56%

		Total Receivables			100.00%

(vii)		Investor Default Amount			5,303,566.25

(viii)		Investor Charge-Offs			0.00

(ix)		Reimbursed Investor Charge-Offs			0.00

(x)		Net Investor Servicing Fee			558,333.33

(xi)		Portfolio Yield (Net of Defaulted Receivables)			17.37%

(xii)		Reallocated Principal Collections			0.00

(xiii)		Accumulation Shortfall			0.00

(xiv)		Principal Funding Investment Proceeds			0.00

(xv)		Principal Funding Investment Shortfall			0.00

(xvi)		Available Investor Finance Charge Collections			23,245,126.27

(xvii)	Note Rate	Class A	4.76188%
		Class B	5.00188%
		Class C	5.95188%
(xviii)	Spread Account				13,400,000.00

By:	/s/ PATRICIA M. GARVEY
Name:	Patricia M. Garvey
Title:	Vice President

Note: Yield and Excess Spread reflect a change in payment allocation in November 2007 between certain fees and account balances. This change has resulted in a one-time increase in cash yield which will be realized in the months of November and December.

Chase Bank USA, N.A.

Monthly Certificateholder’s Statement

Chase Credit Card Master Trust

Series 2003-3

Section 5.2 - Supplement				Distribution Date:	12/17/2007
				Period Type:	Revolving

(i)		Monthly Principal Distributed	0.00		0.00

(ii)		Monthly Interest Distributed
		Class A Note Interest Requirement	5,066,640.32
		Class B Note Interest Requirement	443,500.03
		Net Class C Note Interest Requirement	596,002.37		6,106,142.72

(iii)		Collections of Principal Receivables			235,371,076.03

(iv)		Collections of Finance Charge Receivables			25,907,130.56

(v)		Aggregate Amount of Principal Receivables			20,389,175,984.22
		Investor Interest			1,425,000,000.00
		Adjusted Interest			1,425,000,000.00
		Floating Investor Percentage			6.99%
		Fixed Investor Percentage			6.99%

(vi)		Receivables Delinquent (As % of Total Receivables)
		Current to 29 days			96.64%
		30 to 59 days			1.06%
		60 to 89 days			0.74%
		90 or more days			1.56%

		Total Receivables			100.00%

(vii)		Investor Default Amount			5,639,986.49

(viii)		Investor Charge-Offs			0.00

(ix)		Reimbursed Investor Charge-Offs			0.00

(x)		Net Investor Servicing Fee			593,750.00

(xi)		Portfolio Yield (Net of Defaulted Receivables)			17.37%

(xii)		Reallocated Principal Collections			0.00

(xiii)		Accumulation Shortfall			0.00

(xiv)		Principal Funding Investment Proceeds			0.00

(xv)		Principal Funding Investment Shortfall			0.00

(xvi)		Available Investor Finance Charge Collections			24,719,630.56

(xvii)	Note Rate	Class A	4.76188%
		Class B	5.00188%
		Class C	5.73188%
(xviii)	Spread Account				14,250,000.00

By:	/s/ PATRICIA M. GARVEY
Name:	Patricia M. Garvey
Title:	Vice President

Note: Yield and Excess Spread reflect a change in payment allocation in November 2007 between certain fees and account balances. This change has resulted in a one-time increase in cash yield which will be realized in the months of November and December.

Chase Bank USA, N.A.

Monthly Certificateholder’s Statement

Chase Credit Card Master Trust

Series 2003-4

Section 5.2 - Supplement				Distribution Date:	12/17/2007
				Period Type:	Revolving

(i)		Monthly Principal Distributed	0.00		0.00

(ii)		Monthly Interest Distributed
		Class A Note Interest Requirement	2,648,137.71
		Class B Note Interest Requirement	239,173.70
		Net Class C Note Interest Requirement	313,089.29		3,200,400.70

(iii)		Collections of Principal Receivables			119,750,196.58

(iv)		Collections of Finance Charge Receivables			13,180,820.81

(v)		Aggregate Amount of Principal Receivables			20,389,175,984.22
		Investor Interest			725,000,000.00
		Adjusted Interest			725,000,000.00
		Floating Investor Percentage			3.56%
		Fixed Investor Percentage			3.56%

(vi)		Receivables Delinquent (As % of Total Receivables)
		Current to 29 days			96.64%
		30 to 59 days			1.06%
		60 to 89 days			0.74%
		90 or more days			1.56%

		Total Receivables			100.00%

(vii)		Investor Default Amount			2,869,466.81

(viii)		Investor Charge-Offs			0.00

(ix)		Reimbursed Investor Charge-Offs			0.00

(x)		Net Investor Servicing Fee			302,083.33

(xi)		Portfolio Yield (Net of Defaulted Receivables)			17.37%

(xii)		Reallocated Principal Collections			0.00

(xiii)		Accumulation Shortfall			0.00

(xiv)		Principal Funding Investment Proceeds			0.00

(xv)		Principal Funding Investment Shortfall			0.00

(xvi)		Available Investor Finance Charge Collections			12,576,654.14

(xvii)	Note Rate	Class A	4.89188%
		Class B	5.30188%
		Class C	5.90188%
(xviii)	Spread Account				7,250,000.00

By:	/s/ PATRICIA M. GARVEY
Name:	Patricia M. Garvey
Title:	Vice President

Note: Yield and Excess Spread reflect a change in payment allocation in November 2007 between certain fees and account balances. This change has resulted in a one-time increase in cash yield which will be realized in the months of November and December.

Chase Bank USA, N.A.

Monthly Certificateholder’s Statement

Chase Credit Card Master Trust

Series 2003-5

Section 5.2 - Supplement				Distribution Date:	12/17/2007
				Period Type:	Revolving

(i)		Monthly Principal Distributed	0.00		0.00

(ii)		Monthly Interest Distributed
		Class A Note Interest Requirement	3,563,003.73
		Class B Note Interest Requirement	309,983.64
		Net Class C Note Interest Requirement	405,447.26		4,278,434.63

(iii)		Collections of Principal Receivables			165,172,684.94

(iv)		Collections of Finance Charge Receivables			18,180,442.50

(v)		Aggregate Amount of Principal Receivables			20,389,175,984.22
		Investor Interest			1,000,000,000.00
		Adjusted Interest			1,000,000,000.00
		Floating Investor Percentage			4.90%
		Fixed Investor Percentage			4.90%

(vi)		Receivables Delinquent (As % of Total Receivables)
		Current to 29 days			96.64%
		30 to 59 days			1.06%
		60 to 89 days			0.74%
		90 or more days			1.56%

		Total Receivables			100.00%

(vii)		Investor Default Amount			3,957,885.26

(viii)		Investor Charge-Offs			0.00

(ix)		Reimbursed Investor Charge-Offs			0.00

(x)		Net Investor Servicing Fee			416,666.67

(xi)		Portfolio Yield (Net of Defaulted Receivables)			17.37%

(xii)		Reallocated Principal Collections			0.00

(xiii)		Accumulation Shortfall			0.00

(xiv)		Principal Funding Investment Proceeds			0.00

(xv)		Principal Funding Investment Shortfall			0.00

(xvi)		Available Investor Finance Charge Collections			17,347,109.17

(xvii)	Note Rate	Class A	4.77188%
		Class B	4.98188%
		Class C	5.57188%
(xviii)	Spread Account				10,000,000.00

By:	/s/ PATRICIA M. GARVEY
Name:	Patricia M. Garvey
Title:	Vice President

Note: Yield and Excess Spread reflect a change in payment allocation in November 2007 between certain fees and account balances. This change has resulted in a one-time increase in cash yield which will be realized in the months of November and December.

Chase Bank USA, N.A.

Monthly Certificateholder’s Statement

Chase Credit Card Master Trust

Series 2003-6

Section 5.2 - Supplement				Distribution Date:	12/17/2007
				Period Type:	Revolving

(i)		Monthly Principal Distributed	0.00		0.00

(ii)		Monthly Interest Distributed
		Class A Note Interest Requirement	7,111,074.13
		Class B Note Interest Requirement	622,456.18
		Net Class C Note Interest Requirement	791,694.55		8,525,224.86

(iii)		Collections of Principal Receivables			330,345,369.88

(iv)		Collections of Finance Charge Receivables			36,360,884.99

(v)		Aggregate Amount of Principal Receivables			20,389,175,984.22
		Investor Interest			2,000,000,000.00
		Adjusted Interest			2,000,000,000.00
		Floating Investor Percentage			9.81%
		Fixed Investor Percentage			9.81%

(vi)		Receivables Delinquent (As % of Total Receivables)
		Current to 29 days			96.64%
		30 to 59 days			1.06%
		60 to 89 days			0.74%
		90 or more days			1.56%

		Total Receivables			100.00%

(vii)		Investor Default Amount			7,915,770.52

(viii)		Investor Charge-Offs			0.00

(ix)		Reimbursed Investor Charge-Offs			0.00

(x)		Net Investor Servicing Fee			833,333.33

(xi)		Portfolio Yield (Net of Defaulted Receivables)			17.37%

(xii)		Reallocated Principal Collections			0.00

(xiii)		Accumulation Shortfall			0.00

(xiv)		Principal Funding Investment Proceeds			0.00

(xv)		Principal Funding Investment Shortfall			0.00

(xvi)		Available Investor Finance Charge Collections			34,694,218.32

(xvii)	Note Rate	Class A	4.76188%
		Class B	5.00188%
		Class C	5.45188%
(xviii)	Spread Account				20,000,000.00

By:	/s/ PATRICIA M. GARVEY
Name:	Patricia M. Garvey
Title:	Vice President

Note: Yield and Excess Spread reflect a change in payment allocation in November 2007 between certain fees and account balances. This change has resulted in a one-time increase in cash yield which will be realized in the months of November and December.